UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2026

authID Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40747	46-2069547
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1580 N. Logan St., Suite 660, Unit 51767, Denver, Colorado 80203

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (516) 274-8700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AUID	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On October 5, 2026, authID Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with four accredited investors (the “Investors”) pursuant to which the Company agreed to issue and sell to the Investors, in a private placement (the “Offering”), (i) senior secured convertible debentures in the aggregate original principal amount of $1,350,000 (the “Debentures”) and (ii) warrants to purchase up to an aggregate of 1,800,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at an exercise price of $0.50 per share (the “Warrants”). The Warrants provide coverage equal to one and one-third (4/3) of the principal amount of Debentures purchased by each Investor. The Debentures were sold at their principal amount, with no original issue discount. None of the Investors is an officer, director or affiliate of the Company.

The closing of the Offering occurred on October 6, 2026. The aggregate gross proceeds to the Company from the Offering are $1,350,000, before deducting placement agent fees and other Offering expenses. The Company intends to use the net proceeds of the Offering for working capital and general corporate purposes. Under the Purchase Agreement, the Company may not use the proceeds to repay indebtedness (other than trade payables in the ordinary course), to redeem any Common Stock or Common Stock equivalents, to settle litigation, or to make loans or advances to officers, directors, employees or affiliates.

The Purchase Agreement contains customary representations, warranties and covenants of the Company and the Investors, including an agreement by the Company to indemnify the Investors against losses arising from any breach of the Company’s representations, warranties or covenants, and a covenant to maintain a reserve of authorized but unissued shares of Common Stock sufficient for issuance upon conversion of the Debentures and exercise of the Warrants. The Purchase Agreement also provides that the Warrants shall not be exercisable, and the Company shall not be obligated to issue any shares of Common Stock upon exercise of the Warrants, unless and until the Company’s stockholders have approved the issuance of the shares of Common Stock issuable upon exercise of the Warrants in accordance with Nasdaq Listing Rule 5635 (“Stockholder Approval”). The Company has agreed to use its commercially reasonable efforts to obtain Stockholder Approval at the next annual or special meeting of stockholders held following the closing of the Offering.

Madison Global Partners, LLC (the “Placement Agent”) acted as non-exclusive placement agent for the Offering pursuant to an engagement letter dated October 3, 2026. The Company agreed to pay the Placement Agent a cash fee equal to 7% of the gross proceeds of the Offering and to issue to the Placement Agent (or its designees) warrants to purchase shares of Common Stock having a value equal to 7% of the gross proceeds of the Offering (the “Placement Agent Warrants”) exercisable at $0.386 per share, and to reimburse $25,000 of the Placement Agent’s legal fees.

Debentures

The Debentures mature on the earlier of February 28, 2027 and the consummation of a Change of Control Transaction (as defined in the Debentures) (the “Maturity Date”). The Debentures do not bear interest. The Debentures are senior secured obligations of the Company and rank pari passu in right of payment and in lien priority with the Company’s senior secured debentures issued on April 29, 2026 (the “April 2026 Debentures”) as amended pursuant to the Backstop Commitment Agreement dated September 9, 2026. The Company has agreed not to incur indebtedness senior to the Debentures or grant liens on its assets other than Permitted Liens (as defined in the Security Agreement described below) without the consent of the holders.

The Debentures are convertible, in whole or in part, at the option of each holder at any time into shares of Common Stock (the “Conversion Shares”) at a conversion price of $0.386 per share (the “Conversion Price”), which was the “Minimum Price” under Nasdaq Listing Rule 5635(d) at the time the Purchase Agreement was signed. The Conversion Price is subject to adjustment for stock splits, stock dividends, combinations and similar events, but does not contain price-based anti-dilution protection. Based on the Conversion Price, the Debentures are convertible into an aggregate of 3,497,409 shares of Common Stock. A holder may not convert its Debenture to the extent that, after giving effect to the conversion, the holder (together with its affiliates) would beneficially own more than 4.99% or 9.99%, as applicable, of the outstanding Common Stock, which limitation may be adjusted by the holder on 61 days’ notice but not above 9.99%. In addition, the Company may not issue Conversion Shares to the extent that such issuance, together with the shares issued under the other transaction documents, would exceed the number of shares the Company may issue without stockholder approval under Nasdaq Listing Rule 5635, unless and until such approval is obtained.

The Debentures contain customary events of default, including failure to pay principal when due, bankruptcy and insolvency events, a default under other indebtedness in excess of $200,000 that is accelerated, the Common Stock ceasing to be quoted or listed on a Primary Market (as defined in the Debentures) for five consecutive trading days, a material breach of the Debentures or the other transaction documents that is not cured within the applicable cure period, failure to maintain the required share reserve, and the security interest securing the Debentures ceasing to be a perfected first-priority lien (pari passu with the April 2026 Debentures). Upon an event of default, each holder may declare its Debenture immediately due and payable. The Debentures may be amended with the consent of the Company and holders of not less than 67% of the outstanding principal amount, except that no amendment may require the conversion of any holder’s Debenture without that holder’s consent. The holders have consented to a reverse stock split effected to maintain the listing of the Common Stock on Nasdaq.

Warrants

The Warrants have an exercise price of $0.50 per share, a term of five years from the date of issuance, and may be exercised on a cashless basis at the holder’s election. The Warrants are not exercisable unless and until Stockholder Approval is obtained. The exercise price and number of shares issuable upon exercise of the Warrants (the “Warrant Shares”) are subject to adjustment for stock splits, stock dividends, combinations and similar events. The Warrants are subject to a beneficial ownership limitation of 4.99% or 9.99%, as applicable, on the same terms as the Debentures.

Security Agreements

In connection with the Offering, the Company entered into a Security Agreement dated as of October 5, 2026 with each Investor (collectively, the “Security Agreements”), pursuant to which the Company granted to each Investor a security interest in substantially all of the Company’s assets, including all goods, equipment, inventory, accounts, deposit accounts, investment property, intellectual property and other general intangibles, and the proceeds thereof, to secure the Company’s obligations under the Debentures. The security interests granted to the Investors rank pari passu with the security interests securing the April 2026 Debentures, with ratable sharing of the collateral among the Investors and the holders of the April 2026 Debentures. The Security Agreements permit certain liens, including the pari passu liens securing the April 2026 Debentures, tax and statutory liens, and purchase money and equipment lease liens not exceeding $100,000 in the aggregate. Upon an event of default under the Debentures that remains uncured after any applicable notice and cure period, each Investor may exercise the remedies of a secured party under the Uniform Commercial Code, including taking possession of and selling the collateral.

Registration Rights Agreement

Also in connection with the Offering, the Company entered into a Registration Rights Agreement dated as of October 5, 2026 with the Investors (the “Registration Rights Agreement”), pursuant to which the Company agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) covering the resale of the Conversion Shares, the Warrant Shares and the shares of Common Stock issuable upon exercise of the Placement Agent Warrants within 60 days following the closing of the Offering, and to use its commercially reasonable efforts to cause the registration statement to be declared effective within 75 days thereafter and to keep it effective until the registrable securities have been sold or may be sold without restriction under Rule 144. The Registration Rights Agreement also grants the Investors piggyback registration rights with respect to registration statements filed in connection with or following a merger, reverse merger, business combination, recapitalization, reorganization, direct listing or similar transaction (other than a prospectus supplement to the Company’s existing shelf registration statement on Form S-3). The Company may suspend use of the registration statement for not more than 15 consecutive days or 30 days in any 12-month period. The Registration Rights Agreement does not provide for liquidated damages. The Company may include on the same registration statement the shares of Common Stock issuable to the holders of the April 2026 Debentures and the related warrants, fee shares and commitment fee warrants.

Amendment of April 2026 Debentures and Existing Warrants

In connection with the Offering, the holders of the April 2026 Debentures consented to the Offering and to the pari passu ranking of the Debentures and the related security interests, waived any right to repayment of the April 2026 Debentures from the proceeds of the Offering, and agreed to extend the maturity date of the April 2026 Debentures from October 29, 2026 to February 28, 2027. In consideration of the extension, the Company agreed to reduce the exercise price of the warrants issued to the holders of the April 2026 Debentures on April 29, 2026 from $0.57 per share to $0.50 per share; the reduction in the exercise price of warrants held by directors of the Company is subject to stockholder approval in accordance with Nasdaq Listing Rule 5635(c).

The foregoing descriptions of the Purchase Agreement, the Debentures, the Warrants, the Security Agreements, the Registration Rights Agreement and the consent of the holders of the April 2026 Debentures do not purport to be complete and are qualified in their entirety by reference to the full text of the forms of those documents, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties thereto and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Purchase Agreement is incorporated herein by reference only to provide investors with information regarding its terms and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Debentures and the Security Agreements, and the extension of the maturity date of the April 2026 Debentures, is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Debentures, the Warrants and the Placement Agent Warrants were offered and sold in a private placement in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(a)(2) thereof and Rule 506(b) of Regulation D promulgated thereunder, without any form of general solicitation or general advertising. Each Investor represented to the Company that it is an “accredited investor” as defined in Rule 501(a) of Regulation D, that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment, and that it is acquiring the securities for its own account for investment purposes and not with a view to the distribution thereof. The Debentures, the Warrants, the Placement Agent Warrants, the Conversion Shares and the Warrant Shares have not been registered under the Securities Act or any state securities laws, bear (or will bear) restrictive legends, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The reduction of the exercise price of the warrants held by the holders of the April 2026 Debentures was effected in reliance upon the same exemption.

Based on the Conversion Price of $0.386 per share, the Debentures are convertible into an aggregate of 3,497,409 shares of Common Stock, and the Warrants are exercisable, subject to Stockholder Approval, for an aggregate of 1,800,000 shares of Common Stock, in each case subject to adjustment as described in Item 1.01 and to the beneficial ownership and Nasdaq limitations described therein. The Placement Agent Warrants are exercisable for 244,819 shares of Common Stock.

Item 7.01 Regulation FD Disclosure.

On October 5, 2026, the Company issued a press release announcing the pricing of the Offering and the extension of the maturity date of the April 2026 Debentures. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On October 6, 2026, the Company issued a press release announcing that it had entered into a $2 million technology licensing, services and support agreement with the EinStrong Charitable Foundation, under which EinStrong paid $1 million for a non-exclusive license of the Company’s biometric identity technology and committed an additional $1 million for new biometric de-duplication functionality and engineering support. The press release also includes statements by the Company’s Interim Chief Executive Officer regarding the Company’s business outlook and the reduction of the Company’s monthly cash operating expenses. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information furnished under this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Cautionary Note Regarding Forward-Looking Statements. This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements regarding the expected closing of the Offering and the satisfaction of closing conditions, the anticipated use of proceeds, the Company’s ability to obtain Stockholder Approval for the exercise of the Warrants and the repricing of the warrants held by directors, the filing and effectiveness of the resale registration statement contemplated by the Registration Rights Agreement, the Company’s ability to repay or refinance the Debentures and the April 2026 Debentures at maturity, the Company’s ability to regain compliance with the continued listing requirements of Nasdaq, the Company’s business outlook, the Company’s expectations regarding its cash operating expenses, and the anticipated benefits of and payments under the Company’s agreement with the EinStrong Charitable Foundation. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including the risks that the proceeds of the Offering will not be sufficient to fund the Company’s operations and liquidity needs, that the Company will be unable to issue shares of Common Stock upon conversion of the Debentures or exercise of the Warrants beyond the limits permitted by Nasdaq Listing Rule 5635 without stockholder approval, that the resale registration statement will not be filed or declared effective on a timely basis, that the Company will be unable to repay the Debentures and the April 2026 Debentures when due, that the Company’s Common Stock will be delisted from Nasdaq, that the Company will not realize the anticipated benefits of its agreement with the EinStrong Charitable Foundation or receive the additional payments contemplated thereby, and that the Company will be unable to sustain the reduction in its cash operating expenses, as well as the risk factors described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and its subsequent Quarterly Reports on Form 10-Q and other filings with the SEC. Forward-looking statements speak only as of the date of this report, and the Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement, dated as of October 5, 2026, between authID Inc. and the Investors named therein*
10.2	Form of Senior Secured Convertible Debenture issued October 6, 2026
10.3	Form of Warrant issued October 6, 2026
10.4	Form of Security Agreement, dated as of October 5, 2026, between authID Inc. and each Investor
10.5	Form of Registration Rights Agreement, dated as of October 5, 2026, between authID Inc. and the Investors named therein
10.6	Form of Second Notice to and Consent of Holders of April 2026 Senior Secured Debentures, dated October 5, 2026
10.7	Form of Placement Agent Warrant
99.1	Press release of authID Inc. dated October 5, 2026 (furnished pursuant to Item 7.01)
99.2	Press release of authID Inc. dated October 6, 2026 (furnished pursuant to Item 7.01)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules, appendices and exhibits (including the Confidential Investor Questionnaire, the Disclosure Schedule and the wire instructions in Section 2.03(c)) have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

authID Inc.

Date: October 8, 2026	By:	/s/ Thomas R. Szoke
	Name:	Thomas R. Szoke
	Title:	Interim Chief Executive Officer